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                                                                   EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of T/R Systems, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Date:  December 16, 2002

                                    /s/ Michael E. Kohlsdorf
                                    -------------------------------------------
                                    Name:  Michael E. Kohlsdorf
                                    Title:    Chief Executive Officer

                                    /s/ Lyle W. Newkirk
                                    -------------------------------------------
                                    Name:  Lyle W. Newkirk
                                    Title:    Chief Financial Officer